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SECURITES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2003

H&E EQUIPMENT SERVICES L.L.C.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Louisiana (State or other jurisdiction of incorporation)	333-99589 333-99587 (Commission File Numbers)	72-1287046 (IRS Employer Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)

(225) 298-5200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press Release dated November 6, 2003.

Item 12. Results of Operations.

        On November 6, 2003, we issued a press release announcing our financial results for the third quarter and nine months ended September 30, 2003 and provided an update of our litigation status. A copy of the press release is attached as Exhibit 99.1.

        The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES L.L.C.
Date: November 6, 2003	By:	/s/ LINDSAY C. JONES By: Lindsay C. Jones Its: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by H&E Equipment Services L.L.C. on November 6, 2003 announcing earnings for the quarter and nine months ended September 30, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations.
SIGNATURES
INDEX TO EXHIBITS